                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



                      Date of Report:    August 25, 1997
                           (Date of earliest event reported)

                            Commission File Number 1-12486


                        ASSOCIATED ESTATES REALTY CORPORATION
                (Exact name of registrant as specified in its charter)




                                 OHIO                      34-1747603
                   (State or other Jurisdiction of            (IRS
                    Incorporation or organization)          Employer
                                                         Identification
                                                             Number)


             5025 Swetland Court, Richmond Heights, Ohio   44143-1467
               (Address of Principal Executive Offices)    (Zip Code)



                                   (216) 261-5000
                   (Registrant's telephone number, including area code)

          Item 5:  Other Events

               On August 25, August 28, and October 31, 1997, Associated Estates Realty Corporation (the "Company") acquired certain assets, consisting principally of the Multifamily Properties (the "Acquired Properties") as further described below from the named sellers (the "Acquired Properties"). The Acquired Properties were as follows:

   Date of
   Purchase               Seller               Name of Multifamily Property  Suites

   08/25/97  OEPT Realty Holding Company       Clinton Place Apartments         202
   08/28/97  Embrey Partners Ltd.              Waterstone Apartments            344
   10/31/97  The Prudential Insurance Company  Spring Valley Apartments         224
                of America

               With respect to the Acquired Properties, the Company purchased all of the above named sellers' rights, title and interests in the apartment complex and land together with all rights of way, easements, licenses, permits, fixtures, furnishings, equipment, the right to manage, other intangible assets, leases and tenancies, and all guaranties, warranties and other intangible rights pertaining to the Acquired Properties.

               Neither the Company nor any of its shareholders owned any interests in the sellers prior to the acquisition of the Acquired Properties by the Company. The purchase price of the Acquired Properties was approximately $50.3 million, of which $0.4 million represented liabilities assumed.

               In determining the price paid for the Acquired Properties, the Company considered the historical and expected cash flow from the Acquired Properties, the nature of the occupancy trends and terms of the leases in place, current operating costs and taxes, the physical condition of the Acquired Properties, the potential to increase their cash flow and other factors. The Company also considered the capitalization rates at which it believes apartment properties have recently sold, but determined the prices it was willing to pay for the Acquired Properties primarily based on the factors discussed above. No independent appraisals were performed in connection with the acquisitions. The Company, after investigation of the properties, is not aware of any material factors, other than those enumerated above, that would cause the financial information reported to not be necessarily indicative of future expected operating results.

               Certain other information concerning the Acquired Properties is summarized below. The cash purchase price of the Acquired Properties has been financed primarily with cash on hand made available through the Company's revolving credit facility (the "Line of Credit"). The Acquired Properties have been operated, since construction, as rental properties. The Company will manage all of the Acquired Properties.


                                                   Number   Number
            Name of                                  of       of            Type of            Year
            Property                Location       Suites Buildings       Construction     Constructed

   Clinton Place             Clinton Twp, Michigan  202       23     Two story garden          1988
                                                                      style apartments
                                                                      with wood and
                                                                      brick exteriors

   Waterstone Apartments     Indianapolis, Indiana  344       23     Two and three           1996-97
                                                                      story garden
                                                                      style apartments
                                                                      with wood exteriors

   Spring Valley Apartments  Farmington Hills, MI   224       17     Two story garden          1987
                                                                      style apartments
                                                                      with brick and
                                                                      aluminum exteriors

                 Item 7:  Financial Statements and Exhibits

          Financial Statements

               This report includes (i) unaudited statements of revenue and certain expenses of Clinton Place Apartments and Spring Valley Apartments (together, "Certain Acquired Properties") for the period ended September 30, 1997 or date of acquisition, whichever is earlier, and (ii) audited statements of revenue and certain expenses for the year ended December 31, 1996 for the Certain Acquired Properties.

               An audited statement of revenues and certain expenses for the year ended December 31, 1996 for Waterstone Apartments is not presented because the property was under development and in the lease-up phase and, accordingly, the related operating information of the property would not be meaningful.

          Pro Forma Financial Information (Unaudited)

               Unaudited pro forma financial information of the Company and the Certain Acquired Properties is presented as follows:

               .  Condensed balance sheet as of September 30, 1997;

               . Condensed statement of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996, and;

               . Estimated twelve-month pro forma statement of taxable net operating income and operating funds available.

              Exhibits:

               23.01   Consent of Independent Accountants.

                        ASSOCIATED ESTATES REALTY CORPORATION
                             Certain Acquired Properties

                                 FINANCIAL STATEMENTS

                        ASSOCIATED ESTATES REALTY CORPORATION



                            INDEX TO FINANCIAL STATEMENTS

      Certain Acquired Properties

     Report of Independent Accountants                       F-2,3

     Statements of Revenue and Certain Expenses for
        the period ended September 30, 1997 or date of
        acquisition, whichever is earlier (unaudited) and
        for the year ended December 31, 1996                 F-4

     Notes to Statements of Revenue and Certain Expenses     F-5


   ASSOCIATED ESTATES REALTY CORPORATION
      PRO FORMA FINANCIAL INFORMATION (unaudited)

     Condensed Balance Sheet as of September 30, 1997        F-6

     Condensed Statement of Operations for the nine
        months ended September 30, 1997                      F-8

     Condensed Statement of Operations for the year
        ended December 31, 1996                              F-11

     Estimated Twelve-Month Pro Forma Statement of Taxable
        Net Operating Income and Operating Funds Available   F-14


                    REPORT OF INDEPENDENT ACCOUNTANTS


          To the Board of Directors and Shareholders of Associated Estates Realty Corporation

          We have audited the accompanying statement of revenue and certain expenses of Clinton Place Apartments for the year ended December 31, 1996. This historical statement is the responsibility of management. Our responsibility is to express an opinion on this historical statement based upon our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the historical statement, assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

          The accompanying historical statement is prepared on the basis described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Associated Estates Realty Corporation) and is not intended to be a complete presentation of the revenues and expenses of Clinton Place Apartments.

          In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Clinton Place Apartments on the basis described in Note 2 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


          ------------------------
          /s/ Price Waterhouse LLP
          PRICE WATERHOUSE LLP
          Cleveland, Ohio
          July 3, 1997

                          REPORT OF INDEPENDENT ACCOUNTANTS


          To the Board of Directors and Shareholders of Associated Estates Realty Corporation

          We have audited the accompanying statement of revenue and certain expenses of Spring Valley Apartments for the year ended December 31, 1996. This historical statement is the responsibility of management. Our responsibility is to express an opinion on this historical statement based upon our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the historical statement, assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

          The accompanying historical statement is prepared on the basis described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Associated Estates Realty Corporation) and is not intended to be a complete presentation of the revenues and expenses of Spring Valley Apartments.

          In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Spring Valley Apartments on the basis described in Note 2 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


          ------------------------
          /s/ Price Waterhouse LLP
          PRICE WATERHOUSE LLP
          Cleveland, Ohio
          September 19, 1997

                        ASSOCIATED ESTATES REALTY CORPORATION
                             Certain Acquired Properties
                      STATEMENTS OF REVENUE AND CERTAIN EXPENSES



                                            For the period   For the nine month
                                           January 1, 1997     period ending
                                         to August 25, 1997 September 30, 1997

                                            Clinton Place      Spring Valley
                                             Apartments         Apartments
                                             (Unaudited)        (Unaudited)
                                             ----------          ---------
   Revenue
    Rental income                        $        1,070,565 $        1,572,880
    Other income                                     19,785              7,600
                                                  1,090,350          1,580,480
   Certain expenses
    Personnel                                        92,164            121,042
    Advertising                                      30,663             19,856
    Utilities                                        40,617             49,508
    Building and grounds repair and
       maintenance                                   65,628            184,392
    Real estate taxes and insurance                  85,022            177,030
    Other operating expenses                         22,252             35,683
                                                    336,346            587,511

   Revenue in excess of certain expenses $          754,004 $          992,969

                                                   For the year ended
                                                   December 31, 1996

                                            Clinton Place      Spring Valley
                                             Apartments         Apartments

   Revenue
    Rental income                        $        1,561,521 $        2,058,333
    Other income                                     10,068              6,395
                                                  1,571,589          2,064,728
   Certain expenses
    Personnel                                       137,622            174,475
    Advertising                                      47,165             26,117
    Utilities                                        51,647             64,545
    Building and grounds repair and
      maintenance                                   187,132            422,385
    Real estate taxes and insurance                 128,717            230,786
    Other operating expenses                         32,912             70,845
                                                    585,195            989,153

   Revenue in excess of certain expenses $          986,394 $        1,075,575

                      The accompanying notes are an integral part
                            of these financial statements.

                        ASSOCIATED ESTATES REALTY CORPORATION
                             Certain Acquired Properties
               NOTES TO THE STATEMENTS OF REVENUE AND CERTAIN EXPENSES


          1.   OPERATING PROPERTIES

               T h e properties presented herein, referred to as the "Acquisition Properties," are summarized as follows:




             Property                  Location          Suites  Year Built

   Clinton Place Apartments Clinton Township, Michigan   202      1988
   Spring Valley Apartments Farmington Hills, Michigan   224      1987


              Clinton Place Apartments and Spring Valley Apartments were acquired by Associated Estates Realty Corporation (the "Company") on August 25 and October 31, 1997, respectively.

          2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Basis of Presentation

               The accompanying statements of revenue and certain expenses have been prepared on the accrual basis of accounting.

               The accompanying financial statements are not representative of the actual operations for the periods presented, because certain expenses which may not be comparable to the expenses to be incurred by the Company in the future operations of the properties have been excluded. Expenses excluded consist of depreciation on the building and improvements and amortization of organization costs and other intangible assets, interest expense and other general and administrative expenses not directly related to the future operations of the Acquisition Properties.

          Income Recognition

               Rental income attributable to residential leases is recorded when due from tenants.

          Repair and Maintenance

               Expenditures for maintenance and repairs are charged to operations as incurred. Betterments that improve or extend the life of the asset beyond its original condition are capitalized. Costs incurred in connection with resident turnover are charged to operations.

          Unaudited Financial Information

               The financial data for the period ended September 30, 1997 or date of acquisition, whichever is earlier, is unaudited; however, in the opinion of the Company, the interim data includes adjustments consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the interim periods presented are not necessarily indicative of the results for the full year.

                        ASSOCIATED ESTATES REALTY CORPORATION

                          PRO FORMA CONDENSED BALANCE SHEET

                                  September 30, 1997
                                     (Unaudited)
                                (Dollars in Thousands)

               The following unaudited pro forma condensed balance sheet is presented as if the acquisitions by the Company of Spring Valley Apartments had been consummated on September 30, 1997. Such pro forma information is based upon the historical consolidated balance sheet of the Company as of that date, giving effect to the transactions described above. This pro forma condensed balance sheet should be read in conjunction with the pro forma condensed statement of operations of the Company and the historical financial statements and notes thereto of the Company included in the Associated Estates Realty Corporation Form 10-Q for the three months ended September 30, 1997.

               This unaudited pro forma condensed balance sheet is not necessarily indicative of what the actual financial position of the Company would have been at September 30, 1997 nor does it purport to represent the future financial position of the Company.


                                           Company     Pro Forma    Company
                                          Historical   Adjustments  Pro Forma

   Assets
     Real estate, net                     $ 501,184   $ 14,800  (a) $ 515,984
     Cash and cash equivalents                1,852       -             1,852
     Receivables and other assets            21,149         77  (a)    21,226
     Restricted cash                          4,912       -             4,912
                                          $ 529,097   $ 14,877      $ 543,974

   Liabilities
     Secured debt                         $  58,056   $   -         $  58,056
     Unsecured debt                         238,536     14,734  (b)   253,270
     Other liabilities                       25,125        143  (b)    25,268
     Accumulated losses of equity
      investees in excess of investment
      and advances                           12,329       -            12,329
                                            334,046     14,877        348,923

   Shareholders' equity
     Class A cumulative preferred shares     56,250       -            56,250
     Common shares                            1,707       -             1,707
     Paid in capital                        171,728       -           171,728
     Accumulated dividends in excess
      of net income                         (34,634)      -           (34,634)
                                            195,051       -           195,051
                                          $ 529,097   $ 14,877      $ 543,974

          (a) Represents the assets purchased of Spring Valley Apartments, which was acquired subsequent to September 30, 1997.

          (b) The utilization of the Line of Credit represents the assumption of other liabilities to finance the acquisition of Spring Valley Apartments.


                        ASSOCIATED ESTATES REALTY CORPORATION

                     PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                     For the Nine Months ended September 30, 1997
                                     (Unaudited)
                       (In Thousands, except per share amounts)


               The unaudited pro forma condensed statement of operations for the nine months ended September 30, 1997 is presented as if the following transactions had occurred on January 1, 1997, (i) the acquistion of the Gables at White River, Remington Place, Saw Mill Village and Hawthorne Hills Apartments as reported on the Company's Form 8-K dated February 6, 1997 (the "Previously Reported Acquisitions"), (ii) the the acquisition by the Company of the Certain Acquired Properties as reported herein and (iii) the offering of 1,750,000 shares of common stock on July 2, 1997 and the use of the net proceeds to repay borrowings on the line of credit.

               This pro forma condensed statement of operations is based upon the historical results of operations of the Company for the nine months ended September 30, 1997 and should be read in conjunction with the proforma condensed balance sheet of the Company set forth elsewhere herein and the historical financial statements and notes thereto of the Company included in the Associated Estates Realty Corporation Form 10-Q for the nine months ended September 30, 1997.

               The unaudited pro forma condensed statement of operations is not necessarily indicative of what the actual results of
          o p e rations of the Company would have been assuming the transactions had been completed as set forth above, nor does it purport to represent the results of operations of future periods of the Company.

                         ASSOCIATED ESTATES REALTY CORPORATION

                      PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                     For the Nine Months Ended September 30, 1997

                       (In Thousands, except per share amounts)



                                                         Pro Forma Adjustments
                                                  ------------------------------------------
                                                  Previously                     Certain
                                     Company       Reported       Follow-on      Acquired      Company
                                   Historical  Acquisitions (a)    Offering   Properties (c)  Pro Forma
   Revenues
    Rental                         $  74,258   $        1,701    $  -         $      2,643   $   78,602
    Painting services revenue          1,304          -             -               -             1,304
    Management fees and other
     income                            4,116               34       -                   27        4,177
                                      79,678            1,735       -                2,670       84,083

   Expenses
    Property operating and
     maintenance expenses
     exclusive of depreciation
     and amortization                 31,005              711       -                  924       32,640
    Depreciation - real estate
     assets                           12,734              341       -                  566       13,641
                 - other                 438          -             -               -               438
    Amortization of deferred
     financing fees                      509          -             -               -               509
    Painting services                  1,154          -             -               -             1,154
    General and administrative         4,402          -             -               -             4,402
    Interest expense                  13,570              778    (1,897) (b)         1,267       13,718
     Total expenses                   63,812            1,830    (1,897)             2,757       66,502
     Income before equity in net
      income of joint ventures
      and extraordinary Item          15,866              (95)    1,897                (87)      17,581
   Equity in net income of joint
     ventures                            492          -             -               -               492
    Net income before extra-
     extraordinary items           $  16,358   $          (95)   $1,897       $        (87)  $   18,073

   Net income applicable to common
     shares                        $  13,269                                                 $   14,984

   Per share data:
    Net income applicable to
     common shares                 $     .83                                                 $     0.88
    Weighted average number of
     shares                           15,906                                                     17,072


                          ASSOCIATED ESTATES REALTY CORPORATION
                 NOTES TO PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                     For the Nine Months ended September 30, 1997
                       (In Thousands, except per share amounts)


          (a) Reflects the revenues and expenses of the Previously Reported Acquisitions for the period January 1, 1997 through the date of acquisiton or September 30, 1997, whichever is earlier.

               Interest expense assumes interest at the weighted average rate of the MTN Notes or at the rate of the Company's line of credit, as applicable.

          (b) Reflects the reduction of interest expense from using the proceeds of the 1,750,000 Common Share offering completed on July 2, 1997.

          (c) Reflects the revenues and expenses of Certain Acquired Properties for the period January 1, 1997 through the date of acquisition or September 30, 1997, whichever is earlier.

               Interest expense assumes interest at the weighted average rate of the MTN Notes or at the rate of the Company's line of credit, as applicable.

                        ASSOCIATED ESTATES REALTY CORPORATION

                     PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                         For the Year ended December 31, 1996
                                     (Unaudited)
                       (In Thousands, except per share amounts)


               The unaudited pro forma condensed statement of operations for the year ended December 31, 1996 and 1,750,000 shares issued on July 2, 1997 is presented as if the following transactions had occurred on January 1, 1996: (i) the offering of 1,450,000 shares of common stock on December 11, 1996 and the use of the net proceeds to repay borrowings on the line of credit, (ii) the acquisition by the Company of the five properties acquired during 1996 as previously reported in the Company's Form 8-K dated February 1, 1996 and one acquisition consummated on September 20, 1996, (iii) the acquisition by the Company of the three properties acquired during 1997 as previously reported in the Company's Form 8-K/A-1 dated February 6, 1997 and one acquisition consummated on May 14, 1997, (iv) the acquisition of the Certain Acquired Properties as reported herein, and (v) the offering of 1,750,000 shares of common stock on July 2, 1997 and the use of the net proceeds to repay borrowings on the line of credit. The six properties acquired in 1996 and the four properties acquired in 1997 are collectively referred to herein as the "Previously Reported Acquistions."

               This pro forma condensed statement of operations is based upon the historical results of operations of the Company for the year ended December 31, 1996 and should be read in conjunction with the pro forma condensed balance sheet of the Company as of September 30, 1997 included elsewhere herein and the historical financial statements and notes thereto of the Company included in the Associated Estates Realty Corporation Form 10-K for the year ended December 31, 1996.

               The unaudited pro forma condensed statement of operations is not necessarily indicative of what the actual results of
          o p e rations of the Company would have been assuming the transactions had been completed as set forth above, nor does it purport to represent the results of operations of future periods of the Company.

                         ASSOCIATED ESTATES REALTY CORPORATION

                      PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                         For the Year Ended December 31, 1996
                                      (Unaudited)
                       (In Thousands, except per share amounts)


                                                         Pro Forma Adjustments
                                               ------------------------------------------
                                               Previously                      Certain
                                  Company       Reported        Follow-on     Acquired      Company
                                Historical  Acquisitions (a)    Offerings  Properties (c)  Pro Forma
   Revenues
    Rental                      $  87,975   $       9,791      $  -        $       3,620   $ 101,386
    Painting services revenue       1,634          -              -               -            1,634
    Management fees and other
     income                         4,824             110         -                   16       4,950
                                   94,433           9,901         -                3,636     107,970

   Expenses
    Property operating and
     maintenance expenses
     exclusive of depreciation
     and amortization              37,056           4,180         -                1,574      42,810
    Depreciation  - real estate
     assets                        14,611           2,106         -                  804      17,521
                  - other             316          -              -               -              316
    Amortization of deferred
     financing fees                   609          -              -               -              609
    Painting services               1,427          -              -               -            1,427
    General and administrative      5,921          -              -               -            5,921
    Interest expense               15,494           2,664      (3,678) (b)         1,817      16,297
     Total expenses                75,434           8,950      (3,678)             4,195      84,901
     Income before equity in
     net income of joint
     ventures                      18,999             951       3,678               (559)     23,069
   Equity in net income of
     joint ventures                   305          -              -               -              305
    Net income                  $  19,304   $         951      $3,678      $        (559)  $  23,374

   Net income applicable to
     common shares              $  13,820                                                  $  17,890

   Per share data:
    Net income applicable to
     common shares              $     .99                                                  $    1.05
    Weighted average number of
     shares                        13,932                                                     17,072


                         ASSOCIATED ESTATES REALTY CORPORATION
                 NOTES TO PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                         For the Year ended December 31, 1996
                       (In Thousands, except per share amounts)

          (a) Reflects the revenues and expenses of the Previously Reported Acquisitions. The pro forma adjustment includes the revenues and expenses for each of the properties for the period January 1, 1996 through the earlier of the date of acquisition or December 31, 1996.

               Interest expense assumes interest at fair value with respect to the mortgages assumed, at the rate of the Company's line of credit or at the rate of the MTN Notes, as applicable.

          (b) Reflects the reduction of interest expense from using the proceeds of the 1,450,000 Common Share offering completed on December 11, 1996 and the 1,750,000 Common Share offering completed on July 2, 1997.

          (c) Reflects the revenues and expenses of the Acquisition Properties. The pro forma adjustment includes the revenues and expenses for each of the properties for the period January 1, 1996 through the December 31, 1996.

               Interest expense assumes interest at fair value with respect to the mortgages assumed, at the rate of the Company's line of credit or at the rate of the MTN Notes, as applicable.

                        ASSOCIATED ESTATES REALTY CORPORATION
                    ESTIMATED TWELVE-MONTH PRO FORMA STATEMENT OF
              TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE
                                     (Unaudited)

               The following unaudited statement is a pro forma estimate for a twelve-month period of taxable income and funds available from operations of the Company. The unaudited pro forma statement is based on the Company's historical operating results for the year ended December 31, 1996 adjusted as if the following transactions had occurred on January 1, 1996: (i) the offering of 1,450,000 shares of common stock on December 11, 1996 and the use of the net proceeds to repay borrowings on the line of credit,
          (ii) the acquisition by the Company of the five properties acquired during 1996 as previously reported in the Company's Form 8-K dated February 1, 1996 and one acquisition consummated on September 26, 1996, (iii) the acquisition by the Company of the Certain Acquired Properties as reported herein, and (iv) the offering of 1,750,000 shares of common stock on July 2, 1997 and the use of the net proceeds to repay borrowings on the line of credit.

               This statement should be read in conjunction with (i) the historical financial statements and notes thereto of the Company and (ii) the pro forma financial statements of the Company.

          ESTIMATE OF TAXABLE NET OPERATING INCOME (IN THOUSANDS):


   Historical earnings from operations, exclusive of depreciation and
      amortization (Note 1)                                                $ 29,356
   Previously Reported Acquisitions historical earnings from operations,
      as adjusted, exclusive of depreciation (Note 2)                         3,057
   Certain Acquired Properties historical earnings from operations, as
      adjusted, exclusive of depreciation (Note 2)                              245
                                                                             32,658
   Estimated tax basis depreciation and amortization (Note 3)
      AERC                                                                  (11,254)
      Previously Reported Acquisitions                                       (1,605)
      Certain Acquired Properties                                              (719)

   Pro Forma taxable operating income before dividends deduction             19,080
   Estimated dividends deduction (Note 4)                                    31,754
                                                                           $(12,674)

   Pro Forma taxable operating income                                      $   -

   ESTIMATE OF PRO FORMA OPERATING FUNDS AVAILABLE
      (NOTE 5) (IN THOUSANDS):
   Pro Forma taxable operating income before dividends deduction           $ 32,658
   Add pro forma tax basis depreciation and amortization                     13,578
   Estimate of pro forma operating funds available                         $ 32,658


          Note 1 - The historical earnings from operations represents the Company's net income applicable to common shares as adjusted for depreciation and amortization for the year ended December 31, 1996 as reflected in the historical financial statements.

          Note 2 - The historical earnings from operations represents the p r o f orma results of the Previously Reported Acquisitions and the Certain Acquired Properties since January 1, 1996 as referred to in the pro forma condensed consolidated statement of operations for the year ended December 31, 1996 included elsewhere in this report.

          Note 3 - The tax basis depreciation of the Company is based upon the original purchase price allocated to the buildings, equipment and personal property, depreciated on a straight-line basis over a 40-, 12-, and 10-year life, respectively.

          Note 4 - Estimated dividends deduction is based on the estimated dividend rate of $1.86 per share. Shares outstanding, on a pro forma basis are 17,072,456.

          Note 5 - Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

                                      SIGNATURES

               Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Associated Estates Realty
                                         Corporation

                                        ---------------------
          Date: December 2, 1997        /s/ Dennis W. Bikun
                                        Dennis W. Bikun
                                        Chief Financial Officer & Treasurer
                                        Chief Accounting Officer